                                                                    EXHIBIT 10.8


                                                                  EXECUTION COPY

                              E-TEK DYNAMICS, INC.
                              EXECUTIVE AGREEMENT
                              -------------------

     THIS AGREEMENT (this "Agreement") is made as of June 27, 1997, by and
                           ---------
between E-Tek Dynamics, Inc., a California corporation (the "Company"), and Kung
                                                             -------
Shih ("Executive").  Certain definitions are set forth in paragraph 12 of this
       ---------
Agreement.

     WHEREAS, the Company and Executive desire to enter into this Agreement pursuant to which Executive shall purchase, and the Company shall sell, 555,555 shares of the Company's Common Stock, no par value per share (the "Common
                                                                   ------
Stock"), on the Closing Date;
-----

     WHEREAS, the Company and Executive also desire to enter into this Agreement to (i) confirm the obligations of Executive to refrain from disclosing certain confidential information regarding the Company and (ii) establish the relative rights of the Company and Executive with respect to certain intellectual property rights which Executive has created or developed or may create or develop as a result of Executive's employment with the Company; and

     WHEREAS, the execution and delivery of this Agreement by the Company and Executive is a condition to the purchase of shares of the Company's Class A Convertible Preferred Stock by the Investors pursuant to a Recapitalization Agreement, dated as of June 27, 1997, by and among the Investors, the Company and the Founding Shareholders (as the same may be amended from time to time in accordance with its terms, the "Recapitalization Agreement").

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1.  Purchase and Sale of Common Stock.
         ---------------------------------

         (a) On the Closing Date, Executive shall purchase, and the Company shall sell 555,555 shares of Common Stock at a price of $2.30 per share. On the Closing Date, the Company shall deliver to Executive a copy of, and receipt for, the certificate or certificates representing such shares of Common Stock, and Executive shall deliver to the Company a promissory note in the form of Exhibit
                                                                        -------
A attached hereto in an aggregate principal amount of $1,277,776.50 (the
-
"Executive Note").  Executive's obligations under the Executive Note shall be
---------------
secured by a pledge of all of the shares of Executive Stock to the Company, and in connection therewith, Executive shall enter into a pledge agreement in the form of Exhibit B attached hereto (the "Pledge Agreement"). Upon the purchase
        ---------                       ----------------
of the Executive Stock and subject to the terms of the Pledge Agreement, Executive shall become a shareholder of the Company with respect to such Common Stock and shall have all of the rights of a shareholder, including but not limited to, the right to vote such Common Stock and the right to receive dividends and other distributions paid with respect to Common Stock.

          (b) The Company shall hold each certificate representing Executive Stock until such time as the Executive Stock represented by such certificate is released from the pledge to the Company pursuant to the Pledge Agreement.

          (c) Within 30 days after the date hereof, Executive shall make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit C attached hereto.
---------

          (d) In connection with the purchase and sale of the Executive Stock hereunder. Executive represents and warrants to the Company that:

               (i) The Executive Stock to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Stock shall not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Executive is an executive employee of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Stock.

               (iii) Executive is able to bear the economic risk of Executive's investment in the Executive Stock for an indefinite period of time because the Executive Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company and its Subsidiaries as Executive has requested.

               (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

               (vi) Executive is not a party to or bound by any employment agreement, noncompete agreement, confidentiality agreement or similar agreement with any other person or entity other than any such agreement between Executive and the Company listed on the Executive Contract Schedule
                                                     ---------------------------
     attached hereto.

          (e) As an inducement to the Company to issue the Executive Stock to Executive, and as a condition thereto, Executive acknowledges and agrees that:

               (i) neither the issuance of the Executive Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company and its Subsidiaries or affect the right of the Company or any of its Subsidiaries to terminate Executive's employment at any time; and

               (ii) Executive has consulted with (or has been given a reasonable opportunity to consult with) independent legal counsel regarding Executive's rights and obligations under this Agreement and Executive fully understands the terms and conditions contained herein.

          (f) As an inducement to Executive to purchase the Executive Stock, the Company hereby agrees that for so long as Executive holds any Executive Stock, the Company shall provide Executive with the financial statements and other information provided to certain shareholders of the Company pursuant to paragraph 10 of the Agreement.

     2.   Vesting of Executive Stock. The Executive Stock shall become vested in
          --------------------------
accordance with the provisions of this paragraph 2. On the last day of each calendar month after the date hereof, 1/36th of the Executive Stock shall become vested, if and only if, Executive is and has been continuously employed by the
        --------------
Company from the date hereof through the applicable vesting date; provided that
                                                                  -------- ----
in the event Executive's employment with the Company is terminated by the Company without Cause, all of the Executive Stock shall become immediately vested. Shares of Executive Stock which have become vested are referred to herein as "Vested Shares," and all other shares of Executive Stock are referred
           ---------------
to herein as "Unvested Shares."
              ---------------

     3.   Repurchase Option.
          -----------------

          (a) If Executive's employment with the Company shall terminate for any reason (other than a termination by the Company without Cause) (the date on which any such termination occurs being referred to as the "Termination Date"),
                                                            ----------------
then the Company and the Other Shareholders shall have the option to repurchase all or any part of the Unvested Shares held by Executive at the Original Cost thereof (the "Repurchase Option").
              -----------------

          (b) The Company may elect to Purchase all or any portion of the Unvested Shares by delivery of written notice (the "Repurchase Notice") to
                                                    -----------------
Executive within 90 days after the Termination Date. The Repurchase Notice shall set forth the number of Unvested Shares to be acquired from Executive, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

          (c) Notwithstanding anything set forth in this paragraph 3 to the contrary, prior to the exercise by the Company of its right to purchase Unvested Shares pursuant to paragraphs 3(a) and 3(b) above, one or more new or existing employees of the Company may be designated by the Board of Directors of the Company (individually a "Designated Employee" and collectively "Designated
                         -------------------                    ----------
Employees"), who shall have the right, but not the obligation, to acquire, in
---------
lieu of the Company, the Unvested Shares that the Company is entitled to purchase pursuant to paragraphs 3(a) and 3(b) above, on the same terms and conditions as set forth in this paragraph 3 and paragraph 4 below which apply to the purchase of such Unvested Shares by the Company. Concurrently with any such purchase of Unvested Shares by any such Designated Employee who is not a party to the Shareholders Agreement, such Designated Employee shall execute a counterpart of the Shareholders Agreement whereupon such Designated Employee shall be deemed an "Existing Shareholder" and a "Shareholder" thereunder and shall have the same rights and be bound by the same obligations as the other Existing Shareholders thereunder.

          (d) If for any reason the Company (or any Designated Employee) does not elect to purchase all of the Unvested Shares pursuant to the Repurchase Option, then the Other Shareholders shall be entitled to exercise the Company's Repurchase Option in the manner set forth in paragraph 3(a) for all or any portion of the Unvested Shares the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined
-----------------
that there shall be Available Shares, but in any event within 60 days after the Termination Date, the Company shall deliver written notice (the "Option Notice")
                                                                 -------------
to the Other Shareholders setting forth the number of Available Shares and the price for each Available Share. Each Other Shareholder may elect to purchase any number of Available Shares by delivering written notice (the "Election
                                                                  --------
Notice") to the Company within 15 days after receipt of the Option Notice from
------
the Company. If more than one Other Shareholder elects to purchase any or all Available Shares and such elections exceed the number of Available Shares, each Other Shareholder shall be entitled to purchase the lesser of (i) the number of Available Shares such Other Shareholder has elected to purchase as indicated in the Election Notice or (ii) the number of Available Shares obtained by multiplying the number of shares specified in the Option Notice by a fraction, the numerator of which is the number of shares of Common Stock (on a fully-diluted basis) held by such Other Shareholder and the denominator of which is the aggregate number of shares of Common Stock (on a fully-diluted basis) held by all electing Other Shareholders (such fraction, a "Pro Rata Share"). In the
                                                      --------------
event all Available Shares are not purchased by the Other Shareholders pursuant to the immediately preceding sentence, the Available Shares remaining to be purchased shall be allocated among the Other Shareholders who elect to purchase more Available Shares (as indicated in their respective Election Notices) than they are entitled to purchase pursuant to the immediately preceding sentence pro rata among such Other Shareholders according to the respective Pro Rata Share of such Other Shareholders or as such Other Shareholders shall otherwise agree in writing. As soon as practicable, and in any event within five days after the expiration of such 15-day period, the Company shall notify Executive as to the number of Unvested Shares being purchased from Executive by the Other Shareholders (the "Supplemental Repurchase Notice"). At the time the Company
                   ------------------------------
delivers the Supplemental Repurchase Notice to Executive, the Other Shareholders shall also receive written notice from the Company setting forth the number of shares each such Person is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

          (e) The closing of the purchase of Unvested Shares pursuant to this paragraph 3 shall be held at the Company's executive offices prior to the expiration of the 90-day period referred to in paragraph 3(b). At the closing, the purchaser or purchasers shall pay the purchase price in the manner specified in paragraph 4 and Executive shall deliver the certificate or certificates representing such shares to the purchaser or purchasers or their nominees, accompanied by duly executed stock powers. Any purchaser of Unvested Shares under this paragraph 3 shall be entitled to receive customary representations and warranties from Executive regarding the sale of such shares (including representations and warranties regarding good title to such shares, free and clear of any liens or encumbrances) and to require all sellers' signatures to be guaranteed by a national bank or reputable securities broker.

          (f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Unvested Shares by the Company (other than any repurchase by a Designated Employee) shall be subject to applicable restrictions contained in the General Corporation Law of California and in any debt and equity financing agreements of the Company and its Subsidiaries which may exist from time to time. If any such restrictions prohibit the repurchase of Unvested Shares hereunder which the Company is otherwise entitled to make, the time periods provided in this paragraph 3 shall be suspended, and the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

     4.   Purchase Price for Executive Stock.  Subject to paragraph 3(f) above,
          ----------------------------------
if the Company elects to purchase all or any part of the Unvested Shares, the Company shall pay for such shares: (i) first by offsetting amounts outstanding under any indebtedness or obligations owed by Executive to the Company (including the Executive Note) and (ii) second, by certified check or wire transfer of funds to the extent such payment would not cause the Company to violate the General Corporation Law of California and would not cause the Company to breach any agreement to which it is a party relating to indebtedness for borrowed money or any other material agreement. If any Other Shareholder elects to purchase all or any portion of the Available Shares, such Person shall pay for that portion of such Executive Stock by certified check or wire transfer of funds.

     5.   Additional Restrictions on Transfer.
          -----------------------------------

          (a)  No Unvested Shares may be Transferred at any time to any Person.

          (b) All shares of Executive Stock are subject to the additional restrictions on Transfer set forth in the Shareholders Agreement.

          (c) In addition to any other legend required pursuant to the Shareholders Agreement or otherwise, the certificates representing the Executive Stock shall bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON JULY 23, 1997, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE
                                              ---
     SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT

     TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER HEREOF DATED AS OF JUNE 27, 1997, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (d)  Opinion of Counsel.  Executive may not sell, transfer or dispose
               ------------------
of any Executive Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the Securities Act or any applicable state securities law is not required in connection with such transfer.

     6.   Company's Ownership of Intellectual Property.
          --------------------------------------------

          (a) Executive acknowledges that all Work Product is the exclusive property of the Company or such Subsidiary. Executive hereby assigns all right, title and interest in and to such Work Product to the Company. Any copyrightable work prepared in whole or in part by Executive will be deemed "a work made for hire" under Section 201(b) of the 1976 Copyright Act, and the Company shall own all of the rights comprised in the copyright therein.

          (b)  The Company and Executive each acknowledge the applicability of
Section 2870 of the California Labor Code. Accordingly, the provisions of paragraph 6(a) above shall not apply to, and the term "Work Product" shall not include, any invention that Executive developed entirely on his own time without using the Company's equipment, supplies, facilities, or trade secret information except for those inventions that either: (i) relate at the time of conception or reduction to practice of the invention to the Company's or any Subsidiary's business, or to the actual or demonstrably anticipated research or development of the Company or any Subsidiary; or (ii) result from any work performed by Executive for the Company or any Subsidiary. Set forth on the attached "Excluded Inventions Schedule" are the inventions Executive believes meet the
-----------------------------
criteria for exclusion set forth above. Executive agrees to promptly advise the Company in writing of any inventions developed after the date hereof which Executive believes meet the criteria for exclusion set forth above. Without the consent of Executive, the Company shall not disclose or use any information constituting a trade secret which relates to an invention Executive has proven meets the criteria for exclusion set forth above and which is disclosed to the Company pursuant to this Agreement.

          (c) Executive shall promptly and fully disclose all Work Product to the Company and shall cooperate and perform all actions reasonably requested by the Company (whether during or after the Employment Period) to establish, confirm and protect the Company's right, title and interest in such Work Product. Without limiting the generality of the foregoing, Executive agrees to assist the Company, at the Company's expense, in every proper way to secure the Company's rights in the Work Product in any and all countries, including the execution of all applications and all other instruments and documents which the Company shall deem necessary in order to apply for and obtain rights in such Work Product and in order to assign and convey to the Company the sole and exclusive right, title and interest in and to such Work Product. If the Company is unable because of Executive's mental or physical incapacity or for any other reason (including Executive's refusal to do so after request therefor is made by the Company) to secure Executive's signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Work Product belonging to or assigned to the Company pursuant to paragraph 6(a) above, then Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Executive's agent and attorney-in-fact to act for and in Executive's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents or copyright registrations thereon with the same legal force and effect as if executed by Executive. Executive agrees not to apply for or pursue any application for any United States or foreign patents or copyright registrations covering any Work Product other than pursuant to this paragraph in circumstances where such patents or copyright registrations are or have been or are required to be assigned to the Company.

     7.   Confidential Information; Nonsolicitation.
          -----------------------------------------

          (a) Executive acknowledges that by reason of Executive's duties to and association with the Company, Executive has had and will have access to and become informed of Confidential Information which is a competitive asset of the Company and/or its Subsidiaries. Executive agrees to keep in strict confidence and not, directly or indirectly, make known, furnish, make available or use any Confidential Information, except for use in Executive's regular authorized duties on behalf of the Company. Executive acknowledges that all documents and other property including or reflecting Confidential Information furnished to Executive by the Company or otherwise acquired or developed by the Company or Executive or known by Executive shall at all times be the property of the Company. Executive shall take all appropriate steps to safeguard Confidential Information and protect it against disclosure, misuse, loss and theft.

          (b)  Executive agrees that prior to the Termination Date and for two
(2) years thereafter he shall not directly, or indirectly through another Person, (i) induce or attempt to induce any employee of the Company or any of its Subsidiaries to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any of its Subsidiaries and any employee thereof, (ii) hire any person who was an employee of the Company or any of its Subsidiaries at any time during the 90-day period immediately prior to the date on which such hiring would take place (it being conclusively presumed by the Company and Executive so as to avoid any disputes under this paragraph 7(b) that any such hiring within such 90-day period is in violation of clause (i) above), or (iii) call on, solicit or service any customer, supplier, licensee, licensor or other business relation of the Company or any of its Subsidiaries in order to induce or attempt to induce such Person to cease doing business with the Company or such Subsidiary. In addition, Executive agrees that prior to the Termination Date and thereafter he shall not in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any of its Subsidiaries (including making any negative statements or communications about the Company or any of its Subsidiaries).

     8.   Delivery of Materials Upon Termination of Employment.  As requested by
          ----------------------------------------------------
the Company upon the termination of Executive's employment with the Company for any reason, Executive shall promptly deliver to the Company all copies and embodiments, in whatever form, of all Confidential Information and Work Product and in Executive's possession or within his control irrespective of the location or form of such material and, if requested by the Company, shall provide the Company with written confirmation that all such materials have been delivered to the Company.

     9.   Subsequent Inventions.  Executive understands and agrees that all
          ---------------------
Intellectual Property Rights made, conceived, developed, reduced to practice or learned by Executive, either alone or jointly with others, shall be disclosed to the Company by Executive for two (2) years following the Termination of Executive's employment with the Company. Executive further agrees that all Intellectual Property Rights made, conceived, developed or reduced to practice within two (2) years following such termination shall be presumed to have been conceived during Executive's employment with the Company and with the use of the Company's Confidential Information, but such presumption may be overcome by Executive by a showing that such Intellectual Property Rights were conceived after such employment and without the use of any such Confidential Information. In the event Executive is not able to rebut such presumption and prove that such Intellectual Property Rights were conceived after such employment and without the use of Confidential Information, Executive agrees to assign all right, title and interest in such Intellectual Property Rights to the Company.

     10.  Disclosure.  Following the Termination Date, Executive shall
          ----------
communicate the restrictions contained in this Agreement to any prospective transferee of Executive Stock and to any Person he intends to be employed by, provide consulting services to or otherwise represent. Executive hereby consents to the Company's communication of the restrictions contained in this Agreement to any such Person.

     11.  Enforcement; Remedies.
          ---------------------

          (a) If, at the time of enforcement of the covenants contained in paragraphs 6, 7, 8 and 9 (the "Protective Covenants"), a court shall hold that
                               --------------------
the duration or scope stated therein is unreasonable under circumstances then existing, the parties hereto agree that the maximum duration or scope reasonable under such circumstances shall be substituted for the stated duration or scope and that the court shall be allowed to revise the restrictions contained therein to cover the maximum period or scope permitted by law. Executive agrees that the Protective Covenants are reasonable in terms of duration and scope and are necessary to protect the goodwill of the Company's business and the Confidential Information. Executive further agrees that the Protective Covenants were a material inducement to the Investors to enter into the Recapitalization Agreement and consummate the transactions contemplated thereby, and the Investors would not obtain the benefit of the bargain as set forth in the Recapitalization Agreement and the other agreements contemplated thereby if Executive breached or challenged the validity of any of the Protective Covenants.

          (b) If Executive breaches, or threatens to commit a breach of, any of the Protective Covenants, the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity:

               (i) the right and remedy to have the Protective Covenants specifically enforced by any court of competent jurisdiction (without the need to post a bond or other security), it being agreed that any breach or threatened breach of the Protective Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company; and

               (ii) the right and remedy to require Executive to account for and pay over to the Company any profits, monies, accruals, increments or other benefits derived or received by Executive as the result of any transactions constituting a breach of the Protective Covenants.

          (c) In the event of any breach or violation by Executive of any of the Protective Covenants, the time period of such covenant (if any) with respect to Executive shall be tolled until such breach or violation is resolved.

     12.  Definitions.
          -----------

          "Cause" shall mean (i) Executive's theft or embezzlement, or attempted
           -----
theft or embezzlement, of money or property of the Company or any of its Subsidiaries, Executive's perpetration or attempted perpetration of fraud, or Executive's participation in a fraud or attempted fraud, or any other act or omission involving dishonesty with respect to the Company, any of its Subsidiaries or any of their respective customers, suppliers or other business relations or Executive's unauthorized appropriation of, or Executive's attempt to misappropriate, any tangible or intangible assets or property of the Company or any of its Subsidiaries (including any breach of Executive's duty of loyalty to the Company and its Subsidiaries); (ii) Executive's commission of a felony or any crime involving acts which tend to insult or offend community moral standards or public decency or that involve moral turpitude, or any other conduct by Executive tending to bring the Company or any of its Subsidiaries into public disgrace or disrepute; (iii) Executive's repeated refusal to carry out the reasonable lawful instructions of the Board of Directors of the Company; or (iv) Executive's breach of this Agreement which is not cured within 10 days after written notice thereof to Executive or which is incapable of being cured.

          "Closing Date" means the date of the consummation of the transactions
           ------------
contemplated by the Recapitalization Agreement.

          "Confidential Information" shall mean all information of a
           ------------------------
confidential or proprietary nature (whether or not specifically labeled or identified as "confidential"), in any form or medium, that is or was disclosed to, or developed or learned by, Executive in connection with Executive's prior relationship with the Company or during Executive's employment with the Company and that relates to the business, products, services or research or development of the Company or its suppliers, distributors or customers. Confidential Information includes but is not limited to the following: (i) internal business information (including information relating to strategic and staffing plans and practices, business, training, marketing, promotional and sales plans and practices, cost, rate and pricing structures and accounting and business methods); (ii) identities of, individual requirements of, specific contractual arrangements with, and information about, the Company's suppliers, distributors and customers and their confidential information; (iii) trade secrets, know-how, compilations of data and analyses, techniques, systems, formulae, research, records, reports, manuals, documentation, models, data and data bases relating thereto; and (iv) inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable). Confidential Information shall not include information that Executive can demonstrate: (a) is publicly known through no wrongful act or breach of obligation of confidentiality; (b) was lawfully known to Executive prior to the time Executive began rendering services for the Company and its predecessors or (c) was rightfully received by Executive from a third party without a breach of any obligation of confidentiality by such third party.

          "Executive Stock" means the Common Stock acquired by Executive
           ---------------
hereunder or hereafter acquired by Executive; provided that Executive Stock
                                              -------- ----
shall continue to be Executive Stock in the hands of any holder other than Executive (except for the Company and the Other Shareholders and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock shall succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock shall also include any securities issued with respect to Executive Stock by way of a stock split, stock dividend or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          "Founding Shareholders" means those Persons identified with an
           ---------------------
asterisk on the Schedule of Existing Shareholders attached to the Shareholders
                ---------------------------------
Agreement and their Permitted Transferees (as defined in the Shareholders Agreement).

          "Initial Public Offering" means the initial offering by the Company of
           -----------------------
its Common Stock to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force.

          "Intellectual Property Rights" means all inventions, innovations,
           ----------------------------
improvements, developments, methods, processes, designs, analyses, drawings, reports and all similar or related information (whether or not patentable or reduced to practice or comprising Confidential Information) and any copyrightable work, trade mark, trade secret or other intellectual property rights (whether or not comprising Confidential Information).

          "Investors" means the persons listed on the Schedule of Investors
           ---------                                  ---------------------
attached to the Shareholders Agreement, as the same may be amended from time to time, and their Permitted Transferees (as defined in the Agreement).

          "Original Cost" of each share of Common Stock purchased hereunder
           -------------
shall be equal to $2.30 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

          "Other Shareholders" means the Investors and the Founding
           ------------------
Shareholders.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Stock" means the Company's Class A Convertible Preferred
           ---------------
Stock, no par value per share.

          "Public Sale" means any sale pursuant to a registered public offering
           -----------
under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Shareholders Agreement" means that certain Shareholders Agreement,
           ----------------------
dated as of the Closing Date, by and among the Company, Executive and each of the other persons named therein, as the same may be amended and modified from time to time in accordance with its terms.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees, thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or member or general partner of such limited liability company, partnership, association or other business entity.

          "Transfer" means to sell, transfer, assign, pledge or otherwise
           --------
dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

          "Work Product" means all Intellectual Property Rights and any other
           ------------
form of Confidential Information which relates to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which were or are conceived, reduced to practice, contributed to or developed or made by Executive

(whether alone or jointly with others) while employed (both before and after the date hereof) by the Company (or its predecessors, successors or assigns) and its Subsidiaries.

     13.  Notices.  Any notice provided for in this Agreement must be in writing
          -------
and must be either personally delivered, mailed by first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address indicated below:

          The Company:
          -----------

          E-Tek Dynamics, Inc.
          1885 Lundy Avenue, Suite 103
          San Jose, California 95131
          Attn:  Chief Executive Officer
          Phone:  (408) 432-6300
          Facsimile:  (408) 432-8550

          with a copy to:
          --------------
          (which shall not constitute notice to the Company)

          Summit Partners, L.P.
          499 Hamilton Avenue, Suite 200
          Palo Alto, California 94301
          Attn:  Mr. Walter G. Kortschak
          Phone:  (415) 321-1166
          Facsimile:  (415) 321-1188

          with a copy to:
          --------------
          (which shall not constitute notice to the Company)

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  Ted H. Zook, Esq.
          Phone:  (312) 861-2294
          Facsimile:  (312) 861-2200

          To Executive:
          ------------

          Kung Shih
          [Address]
          [Phone]

          The Investors:
          -------------

          To the Investors at the address set forth in the Shareholders Agreement with copies to:
          --------------
          (which shall not constitute notice to the Company)

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  Ted H. Zook, Esq.
          Phone:  (312) 861-2294
          Facsimile:  (312) 861-2200

          The Founding Shareholders:
          -------------------------

          Theresa Stone Pan
          Jing Jong Pan
          [Address]
          [Phone]

          with a copy to:
          --------------
          (which shall not constitute notice to the Founding Shareholders)

          Fenwick & West LLP
          Two Palo Alto Square
          Palo Alto, California 94306
          Attn: Jacqueline A. Daunt, Esq.
          Phone:  (415) 858-7232
          Facsimile:  (415) 857-0361

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

     14.  Transfers in Violation of Agreement.  Any Transfer or attempted
          -----------------------------------
Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer in its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

     15.  Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     16.  Complete Agreement.  This Agreement, those documents expressly
          ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understanding agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     17.  Counterparts.  This Agreement may be executed in multiple counterparts
          ------------
(including by means of telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     18.  Successors and Assigns.  Except as otherwise provided herein, this
          ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Other Shareholders and their respective successors and assigns (including subsequent holders of Executive Stock); provided that the
                                                               -------- ----
rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.
The Investors shall be permitted to assign any and all of their rights pursuant to this Agreement to any other holder of Preferred Stock or Common Stock of the Company without obtaining the consent or approval of any other party hereto.

     19.  Choice of Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

     20.  Consent to Personal Jurisdiction.  Executive hereby expressly consents
          --------------------------------
to the nonexclusive personal jurisdiction and venue of the state and federal courts located in the federal Northern District of California for any lawsuit filed against Executive by the Company arising from or relating to this Agreement.

     21.  Amendment and Waiver.  The provisions of this Agreement may be amended
          --------------------
and waived only with the prior written consent of the Company, Executive and the Other Shareholders holding a majority of the Common Stock on a fully diluted basis held by all Other Shareholders.

     22.  Remedies.  Without limiting the generality of the provisions set forth
          --------
in paragraph 11 above relating to remedies upon a breach of any of the Protective Covenants, each of the parties to this Agreement (including the Other Shareholders) shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     23.  Third Party Beneficiaries.  Certain provisions of this Agreement are
          -------------------------
entered into for the benefit of and shall be enforceable by the Other Shareholders as provided herein as third party beneficiaries hereunder.

     24.  Business Days.  If any time period for giving notice or taking action
          -------------
hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

     25.  Code Section 280G.  Notwithstanding any provision of this Agreement to
          -----------------
the contrary, if all or any portion of the payments or benefits received or realized by Executive pursuant to this Agreement either alone or together with other payments or benefits which Executive receives or realizes or is then entitled to receive or realize from the Company or any of its affiliates would constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (or any successor section) and the regulations promulgated thereunder (the "Code") and/or any corresponding and
                                         ----
applicable state law provision, such payments or benefits provided to Executive shall be reduced by reducing the amount of payments or benefits payable to Executive pursuant to this Agreement to the extent necessary so that no portion of such payments or benefits shall be subject to the excise tax imposed by
Section 4999 of the Code and any corresponding and/or applicable state law provision; provided that such reduction shall only be made if, by reason of such
           -------- ----
reduction, Executive's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. For purposes of this paragraph, "net
                                                                           ---
after tax benefit" shall mean the sum of (i) the total amount received or
-----------------
realized by Executive pursuant to this Agreement that would constitute a "parachute payment" within the meaning of Section 280G of the Code and any corresponding and applicable state law provision, plus (ii) all other payments or benefits which Executive receives or realizes or is then entitled to receive or realize from the Company and any of its affiliates that would constitute a "parachute payment" within the meaning of Section 280G of the Code and any corresponding and applicable state law provision, less (iii) the amount of federal or state income taxes payable with respect to the payments or benefits described in (i) and (ii) above calculated at the maximum margin individual income tax rate for each year in which payments or benefits shall be realized by Executive (based upon the rate in effect for such year as set forth in the Code at the time of the first receipt or realization of the foregoing), less (iv) the amount of excise taxes imposed with respect to the payments or benefits described in (i) and (ii) above by Section 4999 of the Code and any corresponding and applicable state law provision.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                    E-TEK DYNAMICS, INC.

                                    By: _________________________________

                                    Its: ________________________________


                                    _____________________________________
                                    Kung Shih



                    [Signature Page to Executive Agreement]

                          Executive Contracts Schedule
                          ----------------------------

                                     None.

                          Excluded Inventions Schedule
                          ----------------------------

                                     None.